                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 2002

                           MONTPELIER RE HOLDINGS LTD.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            BERMUDA                       001-31468            NOT APPLICABLE

(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)
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                                MINTFLOWER PLACE
                               8 PAR-LA-VILLE ROAD
                                 HAMILTON HM 08
                                     BERMUDA

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-5550
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ITEM 9. REGULATION FD DISCLOSURE.

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Anthony Taylor, President and Chief Executive Officer of Montpelier Re Holdings Ltd (the "Company"), to the extent 18 U.S.C. 1350 is applicable, hereby certify, to the best of my knowledge, that the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


        November 8, 2002          By: /s/ Anthony Taylor
        ----------------          ---------------------------------------------
              Date                Name: Anthony Taylor
                                  Title:  President and Chief Executive Officer







      I, K. Thomas Kemp, Chief Financial Officer of Montpelier Re Holdings Ltd.(the "Company"), to the extent 18 U.S.C. 1350 is applicable, hereby certify, to the best of my knowledge, that the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


        November 8, 2002          By: /s/ K. Thomas Kemp
        ----------------          ---------------------------------------------
              Date                Name: K. Thomas Kemp
                                  Title: Chief Financial Officer
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Montpelier Re Holdings Ltd.
                                         --------------------------------------
                                                      (Registrant)

November 8, 2002                         By:/s/  Neil McConachie
-----------------------                  --------------------------------------
         Date                            Name: Neil McConachie
                                         Title:  Financial Controller
                                         (chief accounting officer)